UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP.

(Exact name of registrant as specified in charter)

51 East 42nd Street, 17th floor, New York, NY 10017
(Address of principal executive offices)

I. Robert Harris, c/o Kantor, Davidoff, Wolfe, Mandelker, Twomey & Gallanty, P.C.
51 East 42nd Street, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:	April 30, 2011

Date of reporting period:	April 30, 2011

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s annual report as of April 30, 2011 transmitted to stockholders.

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

ANNUAL REPORT

June 20, 2011

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2011, including the enclosed audited financial report for that period and for the corresponding period in 2010.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 12, 2011, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2011, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2011 was $12.33, compared with $12.32 at April 30, 2010.  Net investment income per share was $.31 for the year ended April 30, 2011, compared with $.34 for the year ended April 30, 2010.  Distributions to shareholders amounted to $.32 per share for fiscal 2011, compared to $.34 for fiscal 2010.

At the company’s last annual meeting on July 13, 2010, the reappointment of WeiserMazars LLP as the company’s auditors for the fiscal year ending April 30, 2011 was ratified by the shareholders as follows:

Shares Voted For	2,880,097.4322
Shares Voted Against	None
Shares Abstaining	12.5125

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld

Mark Goodman	2,880,109.9447	None
Peter Goodman	“	“
Paul Kramer	“	“
Jay S. Negin	“	“
Warren F. Pelton	“	“
Russell J. Stoever	“	“

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company.  The Table A directors (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Negin and Stoever) are not.  Peter Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the company, Mark Goodman because he is Peter Goodman’s son, and Warren Pelton because he is an officer of the company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 57	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 85	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 73	Director, Vice- President and Treasurer	1988	Director of Development, International College until 2001; Consultant	1	None

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships During Past 5 Years

Disinterested Persons:

Paul Kramer 17 Huntley Road Holmdel, NJ 07733 Age 79	Director and Audit Committee Chairman	2004	Senior Adviser, Finance Scholars Group; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	Juniper Content Corporation

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 80	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 66	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

I. Robert Harris 51 East 42nd Street Suite 1700 New York, NY 10017 Age 79	Secretary and Chief Compliance Officer	Attorney	None	None

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985.  He is an attorney and certified public accountant, although not practicing those professions.  He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2011 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, I. Robert Harris, collect at 212-682-8383, extension 39.

Sincerely

TRIDAN CORP.

Peter Goodman, President

Item 2.	Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other person required by applicable SEC rules.  The code of ethics was in effect as of the end of the period covered by this report.  During that period, there were no amendments to the code, and no waivers were granted to anyone from any provision of the code.  A copy of the registrant’s code of ethics is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated June 15, 2010, for its fiscal year ended April 30, 2010, filed electronically with the Securities and Exchange Commission.

Item 3.	Audit Committee Financial Expert

The registrant has established an audit committee consisting of three members appointed by the board of directors from the board.  The registrant’s board of directors has determined that the committee chairman, Paul Kramer, is an “audit committee financial expert” and is “independent”, as both terms are defined by applicable SEC rules.

Item 4.	Principal Accountant Fees and Services

Incorporated by reference to the registrant’s proxy statement dated
June 20, 2011, filed electronically with the SEC.  See section therein entitled “Relationship with and Ratification of Independent Certified Public Accountants”.

Item 5.	Audit Committee of Listed Registrants.

Not applicable, because the registrant is not a listed issuer.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of April 30, 2011 is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

The Managing Director for Tridan Corporation (“Fund”) is as follows:

Richard D. Taormina Richard Taormina, Vice President, is the lead portfolio manager of the Tax Aware Strategies Group.  An employee of JPMorgan Asset Management since 1997, he is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

PORTFOLIO MANAGERS’ OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	6	$8.696 billion	0	$0	8	$113 million

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	0	0	0	0	0	0

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMAM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMAM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMAM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMAM or its affiliates could be viewed as having a conflict of interest to the extent that JPMAM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMAM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMAM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMAM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMAM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMAM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMAM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMAM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMAM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMAM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMAM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMAM and its affiliates have policies and procedures that seek to manage conflicts. JPMAM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the JPMAM’s Codes of Ethics and JPMorgan Chase and Co.’s  Code of Conduct. With respect to the allocation of investment opportunities, JPMAM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMAM’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMAM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMAM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMAM or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

JPMAM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, restricted stock and, in most cases, mandatory deferred compensation.  These elements reflect individual performance and the performance of JPMAM’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Fund’s pre-tax performance is compared to the appropriate market peer group and to the Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMAM. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Richard Taormina	X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)
The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report.  Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)
There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(1)
The registrant’s code of ethics described in Item 2 hereof is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated June 15, 2010, for its fiscal year ended April 30, 2010, filed electronically with the Securities and Exchange Commission.

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

Tridan Corp.
Financial Statements
April 30, 2011 and 2010

Tridan Corp.
Contents
April 30, 2011 and 2010

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statements of Assets and Liabilities April 30, 2011 and 2010	2

Schedules of Investments in Municipal Obligations April 30, 2011 and 2010	3-7

Statements of Operations Years Ended April 30, 2011 and 2010	8

Statements of Changes in Net Assets Years Ended April 30, 2011, 2010 and 2009	9

Notes to Financial Statements	10-17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2011 and 2010, and the related statements of operations for the years then ended, the statement of changes in net assets for each of the three years in the three-year period ended April 30, 2011, and the financial highlights (see Note 7) for each of the five years in the five-year period ended April 30, 2011.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test bases, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned, as of April 30, 2011 and 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2011 and 2010, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2011, and its financial highlights for each of the five years in the five-year period ended April 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2011 and 2010

	2011	2010
Assets
Investments in municipal obligations, at fair value (original cost - $37,090,658 and $36,298,594, respectively) (amortized cost - $35,836,642 and $35,155,281, respectively)	$37,422,087	$36,685,917
Cash and cash equivalents	465,989	1,109,025
Prepaid expenses and other current assets	3,719	8,719
Accrued interest receivable	509,589	524,632

Total assets	38,401,384	38,328,293

Liabilities
Accrued liabilities:
Accrued investment advisory fees	79,833	25,690
Accrued fees - affiliate	18,647	19,376
Accrued other	46,000	44,257
Distribution payable	-	1,547
Common stock redemption payable	6,213	748

Total liabilities	150,693	91,618

Net assets	$38,250,691	$38,236,675

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,130,344)	(1,115,182)
Distributable earnings:
Over distributed net investment income	(53,446)	(16,537)
Undistributed capital (losses)	(31,260)	(42,538)
Unrealized appreciation of investments, net	1,585,445	1,530,636

Net assets [equivalent to $12.33 and $12.32 per share, respectively, based on 3,103,077.2886 shares and 3,104,303.2745 shares of common stock outstanding, respectively]	$38,250,691	$38,236,675

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

		2011			2010
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value

Insured
Ardsley New York Union Free
School District Unlimited Tax
5.00% due June 15, 2014	$415,000	$435,301	$461,488	$415,000	$441,958	$469,406

Ardsley New York Union Free
School District Unlimited Tax
4.00% due June 15, 2016	460,000	471,062	508,129	460,000	473,252	501,763

Bethlehem NY Central School District
Ref Unlimited Tax
5.0% due November 1, 2015	500,000	522,946	566,430	500,000	527,790	570,900

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2017	215,000	231,548	250,436	215,000	234,306	248,196

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2015	310,000	330,012	353,316	310,000	335,018	356,658

City of Buffalo New York Sewer Auth
Rev Sewer System Impt
5.0% due July 1, 2011	-	-	-	1,110,000	1,127,407	1,165,045

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2014	275,000	282,003	292,146	275,000	284,871	297,957

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2015	275,000	282,062	292,782	275,000	284,569	295,298

Clarkstown Central School District
NY Unlimited Tax
(Par Call April 15, 2014 @100)
5.25% due April 15, 2015	400,000	414,349	443,084	400,000	418,425	448,068

City of New York NY Public Impts
Unlimited Tax
(Par Call August 1, 2014 @100)
5.0% due August 1, 2017	500,000	521,237	549,485	500,000	527,756	549,325

City of New York Transitional
Fin Bldg Aid Rev Fiscal 2007
5.00% due July 15, 2016	750,000	789,612	857,333	750,000	797,209	846,390

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2018	430,000	453,992	471,809	430,000	457,725	466,455

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2019	585,000	614,418	626,213	585,000	618,995	629,530

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

		2011			2010
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value
Insured (continued)
N.Y.S. Dormitory Authority Revs
Non St Supported Debt Insd Sien College
(Par Call July 1, 2016 @100)
5.0% due July 1, 2020	$1,000,000	$1,035,466	$1,042,830	$1,000,000	$1,039,326	$1,040,190

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns Univ - Insd
5.25% due July 1, 2021	1,000,000	1,085,048	1,119,410	1,000,000	1,093,381	1,101,130

N.Y.S. Dormitory Authority Revs
City University Sys Ref Cons 5th Gen
5.5% due July 1, 2019	1,000,000	1,075,460	1,154,640	1,000,000	1,084,803	1,141,160

N.Y.S. Dormitory Authority Revs
Supported Debt Mental Health Svcs Facs
Impt (Par Call February 15, 2015 @100)
5.0% due February 15, 2021	1,035,000	1,056,210	1,073,233	1,035,000	1,061,314	1,073,160

N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	1,155,000	1,252,414	1,329,682	1,155,000	1,266,254	1,311,121

New York Environmental Facilities Corp
State Pers Income Tax Rev
5.25% due December 15, 2012	400,000	411,128	430,296	400,000	417,476	444,908

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	240,000	255,456	275,688	240,000	257,967	278,578

5.5% due April 1, 2017	700,000	796,712	804,090	700,000	813,024	812,518

N.Y.S. Thruway Authority
Second Gen Hwy & Brdg Trust Fund
5.25% due April 1, 2013	1,000,000	1,027,012	1,084,900	1,000,000	1,040,245	1,114,080

Niagara Falls Bridge Commission
NY Toll Rev Highway Impts
5.25% due October 1, 2015	1,420,000	1,463,342	1,471,461	1,720,000	1,780,811	1,810,575

Pleasantville New York Public Impt
Unlimited Tax
5.0% due January 1, 2016	440,000	460,608	497,583	440,000	464,921	494,947

Commonwealth of Puerto Rico
Electric Power Auth Rev
5.5% due July 1, 2017	700,000	749,412	771,218	700,000	757,222	783,678

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
6.25% due July 1, 2016	285,000	312,199	324,418	285,000	317,061	325,675

Puerto Rico Commonwealth Highway
and Transportation Auth Transn Rev
5.5% due July 1, 2015	500,000	528,167	547,685	500,000	534,365	554,235

5.0% due October 15, 2021
(Par Call October 15, 2014 @100)	200,000	207,380	214,906	-	-	-

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

		2011				2010
	Principal	Amortized	Fair		Principal	Amortized	Fair
	Amount	Cost	Value		Amount	Cost	Value
Insured (continued)
Sachem Central School District
NY Holbrook Ref Unlimited Tax
5.25% due October 15, 2019	$500,000	$539,672	$596,555		$500,000	$544,344	$593,730

Sales Tax Receivable Corp
NY Public Impt.
(Par Call October 15, 2014 @100)
5.0% due October 15, 2017	275,000	294,858	305,258		275,000	299,887	306,441

Triborough Bridge & Tunnel Authority NY
General Purpose Revs
5.5% due November 15, 2019	1,000,000	1,095,147	1,182,790		1,000,000	1,106,275	1,183,080

Unadilla Valley New York Central School
District Ref Unlimited Tax
4.00% due June 15, 2014	500,000	533,669	540,805		500,000	544,440	545,770
	18,465,000	19,527,902	20,440,099		19,675,000	20,952,397	21,759,967
			53.44%	(*)			56.90	% (*)
Revenue Backed
City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2018 @100)
5.625% due June 15, 2024	1,000,000	989,718	1,130,740		1,000,000	988,385	1,172,000

5.00% due June 15, 2027
(Par Call June 15, 2019 @100)	500,000	524,618	528,650		-	-	-

City of New York Transitional Finance
Auth Rev Sub Future Tax Secured
(Par Call November 1, 2019 @100):
5.00% due November 1, 2020	500,000	555,062	569,250		500,000	561,210	569,200

5.00% due November 1, 2021	1,000,000	1,111,786	1,123,430		1,000,000	1,124,762	1,134,040

Cold Spring Hbr. NY Central School District
Ref. Unlimited Tax
5.0% due February 1, 2016	100,000	114,777	116,109		-	-	-

Nassau County New York
Gen. Impt. Unlimited tax
4.00% due October 1, 2022
(Par Call October 1, 2020 @100)	550,000	587,093	551,271		-	-	-

N.Y.S. Dormitory Authority Revs Ref
(Mandatory Put May 15, 2012 @100)
5.25% due November 15, 2023
	1,400,000	1,456,767	1,466,626		1,400,000	1,472,756	1,508,850
N.Y.S. Dormitory Authority
St. Pers. Income Tax Rev. Ed.
5.0% due March 15, 2022
(Par Call March 15, 2018 @100)	750,000	800,594	826,740		-	-	-

5.5% due March 15, 2025
(Par Call March 15, 2018 @100)	500,000	564,456	590,330		-	-	-

N.Y.S. Dormitory Authority
Mental Health Services FACS
5.00% due August 15, 2023
(Par Call August 15, 2020 @100)	420,000	428,386	453,621		-	-	-

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

		2011				2010
	Principal	Amortized	Fair		Principal	Amortized	Fair
	Amount	Cost	Value		Amount	Cost	Value
Revenue Backed (continued)
N.Y.S. Dormitory Authority
Revs. Nonst. Supported debt
5.00% due July 1, 2029
(Par Call July 1, 2018 @100)	$300,000	$300,000	$309,447		$-	$-	$-

New York Environmental Facilities Corp
Pollution Control Rev St Water NYC 02
(Par Call June 15, 2016 @100)
5.00% due June 15, 2018	1,000,000	1,033,791	1,132,120		1,000,000	1,040,348	1,129,350

N.Y.S. Thruway Authority
St Pers Income Tax Rev Transn
5.25% due march 15, 2019	750,000	800,992	886,995		750,000	807,463	874,080

N.Y. Unlimited Tax
5.0% due August 1, 2026	350,000	355,913	368,568		-	-	-

N.Y.S. Urban Development Corp.
Rev. Ref. Svc. Contract	225,000	249,434	252,605		-	-	-

Pawling NY Central School District
Ref. Unlimited Tax
4.00% due 11/15/15	330,000	367,601	364,914		-	-	-

Port Authority of New York and New Jersey
5.0% due October 1, 2027
(Par Call October 1, 2016 @100)	300,000	306,644	312,375		-	-	-

5.375% due March 1, 2028	150,000	155,275	166,667		-	-	-

5.00% due July 15, 2030
(Par Call January 15, 2016 @100)	200,000	199,758	204,688		-	-	-

Suffolk Cnty. NY Wtr. Auth. Wtrwks, Rev.
(Par Call June 1, 2013 @100)
4.75% due June 1, 2021	770,000	783,166	795,957		-	-	-

State of New York Local Government
Assistance Corp. SR. Lien Refunding Bonds
(Par Call April 1, 2018 @100)
5.00% due April 1, 2019	200,000	219,024	228,810		-	-	-
	11,295,000	11,904,855	12,379,913		5,650,000	5,994,924	6,387,520
			32.37%	(*)			16.70	% (*)
Pre-refunded
Long Island Power Auth NY Elec Sys Rev
5.50% due December 1, 2013	1,005,000	1,109,130	1,123,500		1,005,000	1,149,276	1,152,614

Triborough Bridge & Tunnel Authority NY
General Purpose Revs
(Escrowed to Maturity)
5.5% due January 1, 2017	1,000,000	1,011,711	1,145,140		1,000,000	1,013,294	1,159,600
	2,005,000	2,120,841	2,268,640		2,005,000	2,162,570	2,312,214
			5.93%	(*)			6.00	% (*)
General Obligations
Massapequa New York Union Free
School District Unlimited Tax
4.00% due June 15, 2013	300,000	313,593	319,296		300,000	319,978	323,976

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

		2011				2010
	Principal	Amortized	Fair		Principal	Amortized	Fair
	Amount	Cost	Value		Amount	Cost	Value
General Obligations (continued)
Oyster Bay New York
Pub Impt Unlimited Tax
5.0% due February 15, 2015	$150,000	$163,013	$169,223		$150,000	$166,364	$171,212

Plainview Old Bethpage New York Central
School District Ref Unlimited Tax
5.00% due December 15, 2020	250,000	285,655	301,925		250,000	289,353	291,190
	700,000	762,261	790,444		700,000	775,695	786,378
			2.07%	(*)			2.10	% (*)
Appropriation
N.Y.S. Dormitory Authority Rev
Cons City Univ Genl Sys 2nd Ser
5.75% due July 1, 2013	165,000	171,160	172,517		215,000	227,268	228,294
	165,000	171,160	172,517		215,000	227,268	228,294
			0.45%	(*)			0.60	% (*)
Short-term
Cleveland Hill New York Union Free School
District Cheektowaga Unlimited Tax
(Callable January 21, 2010 @101)
5.5% due October 15, 2011	265,000	265,000	265,922		265,000	265,000	268,538

Monroe County N.Y. Pub Imp Unlimited Tax
(Callable June 1, 2008 @101)
6.0% due June 1, 2010	-	-	-		10,000	10,050	10,037

Monroe County NY Ref Pub
Impts Unlimited Tax
6.0% due March 1, 2012	445,000	454,454	461,914		445,000	463,155	480,854

Mt. Sinai, N.Y. Union Free School District
6.2% due February 15, 2011	-	-	-		1,070,000	1,069,042	1,115,807

Nassau County Interim Finance Authority
NY Sales Tax Secured
(Pre-Refunded to November 15, 2010 @100)
5.75% due November 15, 2013	-	-	-		1,100,000	1,107,660	1,131,713

N.Y.S. Dormitory Authority Rev
St Personal Income Tax Ed
5.5% due March 15, 2011	-	-	-		1,000,000	1,016,595	1,044,590

N.Y.S. Dormitory Authority Revs
State Univ Educ Facils of New York Rev
(Escrowed to Maturity)
7.5% due May 15, 2011	-	-	-		105,000	104,596	105,206

N.Y.S. Dormitory Authority Revs
State Univ Educ Facils of New York Rev
7.5% due May 15, 2011	170,000	169,497	170,348		170,000	169,346	179,994

Triborough Bridge & Tunnel Authority NY
Revs General Purpose Ref
(Escrowed to Maturity)
6.0% due January 1, 2012	455,000	460,672	472,290		825,000	836,983	874,805
	1,335,000	1,349,623	1,370,474		4,990,000	5,042,427	5,211,544
			3.58%	(*)			13.60	% (*)

	$33,965,000	$35,836,642	$37,422,087		$33,235,000	$35,155,281	$36,685,917
			97.84%	(*)			95.90	% (*)

(*)	Represents percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2011 and 2010

	2011	2010
Investment income

Interest	$1,754,874	$1,750,443

Amortization of bond premium and discount - net	(390,251)	(297,946)

Total investment income	1,364,623	1,452,497

Expenses

Investment advisory fees	111,303	101,120

Professional fees	133,000	133,730

Director's fees	77,000	77,000

Administrative and accounting expenses	72,000	72,000

Insurance and other expenses	14,918	14,867

Total expenses	408,221	398,717

Net investment income	956,402	1,053,780

Realized and unrealized gain (loss) on investments
Net realized gain on investments	11,278	59,614

Net unrealized appreciation on investments	54,809	542,317

Net realized and unrealized gain on investments	66,087	601,931

Net increase in net assets resulting from operations	$1,022,489	$1,655,711

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2011, 2010 and 2009

	2011	2010	2009
Increase (decrease) in net assets resulting from operations
Net investment income	$956,402	$1,053,780	$1,138,497

Net realized gain (loss) on investments	11,278	59,614	(52,666)

Unrealized appreciation on investments	54,809	542,317	293,339

Net increase in net assets resulting from operations	1,022,489	1,655,711	1,379,170

Distributions to shareholders from
Net investment income	(993,311)	(1,055,862)	(1,149,665)

Redemptions of shares
1,225.9859 shares, 2,291.966 shares and
1,170.1549 shares, respectively	(15,162)	(29,031)	(13,895)

Total increase	14,016	570,818	215,610

Net assets
Beginning of year	38,236,675	37,665,857	37,450,247

End of year	$38,250,691	$38,236,675	$37,665,857

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2011 and 2010

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Accounting standards codification
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 105 (“FASB ASC 105”), “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a Replacement of FASB Statement No. 162,” and establishes the FASB ASC (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”).  Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative guidance for SEC registrants. All guidance contained in the Codification carries an equal level of authority. All non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. FASB ASC 105 is effective for the reporting periods ending after September 15, 2009.  The Company has adopted the provisions of FASB ASC 105 and adoption did not have a significant impact on the Company’s financial statements.

Recently issued accounting standards
In January 2010, the FASB issued Accounting Standards Update 2010-06, “Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements” (“FASB ASU 2010-06”). FASB ASU 2010-06 amends Subtopic 820-10, Fair Value Measurements and Disclosures - Overall, and requires new disclosures related to the transfers in and out of Level 1 and 2, as well as requiring that a reporting entity present separately information about purchases, sales, issuances and settlements rather than as one net number. Additionally, FASB ASU 2010-06 amends Subtopic 820-10 by clarifying existing disclosures related to level of disaggregation as well as disclosures about inputs and valuation techniques. FASB ASU 2010-06 is effective for reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, these disclosures are effective for reporting periods beginning after December 15, 2010.

In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” ("FASB ASU 2011-04"), which amends ASC 820, Fair Value Measurement. FASB ASU 2011-04 does not extend the use of fair value accounting, but provides guidance on how it should be applied where its use is already required or permitted by other standards within U.S. GAAP. FASB ASU 2011-14 changes the wording used to describe many requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Additionally, FASB ASU 2011-14 clarifies the FASB's intent about the application of existing fair value measurements. FASB ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011.  The Company does not expect the adoption of ASU 2011-04 to have a material impact on its financial statements.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2011 and 2010

Acquisition and valuation of investments
Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2011 and 2010.

Amortization of bond premium or discount
In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income taxes
It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision is required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded. The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments; however, the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments are exempt from Federal and state income taxes.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2011 and 2010

Distributions to shareholders
Dividends to shareholders from net investment income, if any, are paid quarterly. Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and cash equivalents
The Company considers all investments that can be liquidated on demand to be cash equivalents.

Use of estimates
The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of credit risk
The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  The cash and cash equivalent balance at April 30, 2011 was approximately $466,000.  The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments.  The Company and its investment advisor periodically consider the credit quality of the Company's investments, and the Company adheres to its investment objective of investing only in investment grade securities.

Fair value of financial instrument
The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.

The Company adopted the disclosure and measurement requirements of FASB ASC 820, “Fair Value Measurements and Disclosure” effective May 1, 2008 for its investments in municipal obligations. The Company accounts for its investments in municipal obligations, in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and valuation of investments” for a description of the valuation methodology which is unchanged as of April 30, 2011 and 2010.

FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2011 and 2010

The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

These two types of inputs create the following fair value hierarchy:

Level 1 -	Quoted prices for identical instruments in active markets.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drives are observable.

Level 3-	Significant inputs to the valuation model are unobservable.

    The Company’s investments in municipal obligations are considered as Level 1 instruments.
    The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2011 and 2010:

	Quoted Prices for Identical Instruments in Active Markets (Level 1)
	April 30,

	2011	2010

Investments in municipal obligations	$37,422,087	$36,685,917

Total investments at fair value	$37,422,087	$36,685,917

2.	Cash and Cash Equivalents

Cash and cash equivalents consisted of the following:

	April 30,
	2011	2010

Cash – demand deposits	$465,989	$1,109,025

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2011 and 2010

3.	Accrued Liabilities

Accrued liabilities consisted of the following at:

	April 30,
	2011	2010

Accrued investment advisory fees (a)	$79,833	$25,690
Accrued fees - affiliate (b)	$18,647	$19,376
Accrued other:
Accrued audit fees (c)	$46,000	$44,000
Accrued administrative and accounting expenses	-	257
	$46,000	$44,257

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments.  The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the years ending April 30, 2011 and 2010, the Company incurred legal fees of approximately $87,000 and $90,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2011 and 2010, the Company incurred audit fees of approximately $46,000 and $44,000, respectively.

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $6,209,000 and $5,147,000, respectively, for the year ended April 30, 2011 and $4,775,000 and $5,234,000, respectively, for the year ended April 30, 2010.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2011 and 2010, was approximately $35,837,000 and $35,155,000, respectively, and net unrealized appreciation, at April 30, 2011 and 2010, for U.S. Federal income tax purposes was approximately $1,585,000 and $1,531,000, respectively (gross unrealized appreciation of approximately $1,624,000 and $1,532,000, respectively; gross unrealized depreciation of approximately $39,000 and $1,000, respectively).

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2011 and 2010

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2011 and 2010, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to approximately 38,300 shares and 39,500 shares, respectively, of outstanding common stock, at April 30, 2011 and 2010.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At April 30, 2011 and 2010, 96,022.7114 shares ($1,130,344) and 94,796.7255 shares ($1,115,182), respectively, had been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding were as follows:

	April 30,
	2011	2010

Net asset value	$12.33	$12.32
Shares outstanding at:
April 30, 2011	3,103,077.2886
April 30, 2010	3,104,303.2745

6.	Distributions

During the years ended April 30, 2011, 2010 and 2009, distributions of $993,311 ($.32 per share), $1,055,862 ($.34 per share) and $1,149,665 ($.37 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes.

The tax character of distributions paid during the years ending April 30, 2011, 2010 and 2009 were as follows:

	2011	2010	2009
Distributions paid from
Investment income:
Tax-exempt investment income, net	$993,156	$1,054,868	$1,136,927
Taxable investment income	155	994	12,738
	$993,311	$1,055,862	$1,149,665

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2011 and 2010

As of April 30, 2011, 2010 and 2009, the components of distributable earnings on a tax basis were as follows:

	2011	2010	2009

Over-distributed tax-exempt investment income, net	$(53,446)	$(16,494)	$(13,418)
Over-distributed taxable investment income	-	(43)	(1,037)
Undistributed capital (losses)	(31,260)	(42,538)	(102,152)
Unrealized appreciation of investments, net	1,585,445	1,530,636	988,319
	$1,500,739	$1,471,561	$871,712

Capital loss carryforwards as of April 30, 2011 and 2010 were $31,260 and $42,538, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2011, 2010 and 2009.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2011 and 2010.

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2011	2010	2009	2008	2007
Per share operating performance: (For a share of common stock outstanding throughout the period):

Net asset value, beginning of year	$12.32	$12.12	$12.05	$12.06	$12.04

Income from investment operations:
Net investment income	.31	.34	.36	.38	.40
Net realized and unrealized gain (loss) on investments	.02	.20	.08	(.01)	.08
Total from investment operations	.33	.54	.44	.37	.48
Less distributions:
Dividends (from net investment income)	(.32)	(.34)	(.37)	(.38)	(.39)
Capital gains	(.00)	(.00)	(.00)	(.00)	(.07)
Total distributions	(.32)	(.34)	(.37)	(.38)	(.46)

Net asset value - end of year	$12.33	$12.32	$12.12	$12.05	$12.06
Per share market value - end of period	$12.33	$12.32	$12.12	$12.05	$12.06
Total investment return	0.08%	1.65%	0.58%	(0.08)%	0.17%

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2011 and 2010

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2011	2010	2009	2008	2007
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$38,251	$38,237	$37,666	$37,450	$37,535

Ratio of expenses to average net assets	1.07%	1.05%	1.08%	1.06%	1.05%

Ratio of net investment income to average net assets	2.51%	2.78%	3.07%	3.20%	3.27%

Portfolio turnover rate	15.16%	13.65%	11.94%	7.75%	15.18%

Average (simple) number of shares outstanding (in thousands)	3,104	3,105	3,107	3,110	3,114

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	June 14, 2011

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	June 14, 2011

By (Signature and Title)	/S/ Warren F. Pelton
Warren F. Pelton, Treasurer and Chief Financial Officer

Date:	June 14, 2011